UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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InfuSystem Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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INVESTOR CONTACT:

Pat LaVecchia

Vice Chairman

Info@InfuSystem.com

Tel: (800) 962-9656

MEDIA CONTACT:

Andrew Siegel / Scott Bisang

Joele Frank, Wilkinson Brimmer Katcher

Tel: (212) 355-4449

FOR IMMEDIATE RELEASE

INFUSYSTEM SCHEDULES COMBINED 2012 ANNUAL MEETING AND SPECIAL MEETING FOR MAY 11, 2012

League City, TX, Mar. 19, 2012 — InfuSystem Holdings, Inc. (NYSE Amex: INFU) (“Company”), the leading national provider of infusion pumps and related services, today announced that it has rescheduled its previously announced 2012 Annual Meeting of Stockholders from May 7, 2012 to May 11, 2012. The meeting will be a combined Annual Meeting and Special Meeting of Stockholders. InfuSystem stockholders of record at the close of business on Tuesday, March 20, 2012 will be entitled to receive notice and to vote at the combined meeting.

Further details regarding the meeting will be included in the Company’s proxy statement, which InfuSystem will mail to stockholders of record in advance of the meeting.

About InfuSystem Holdings, Inc.

InfuSystem Holdings, Inc. is the leading provider of infusion pumps and related services to hospitals, oncology practices and other alternate site healthcare providers. Headquartered in Madison Heights, Michigan, the company delivers local, field-based customer support, and also operates Centers of Excellence in Michigan, Kansas, California, and Ontario, Canada. The company’s stock is traded on the NYSE Amex under the symbol INFU.

Forward-Looking Statements

Except for the historical information contained herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those predicted by such forward-looking statements. These risks and uncertainties include general economic conditions, as well as other risks, detailed from time to time in the company’s publicly filed documents.

Additional Information and Where to Find It

In connection with the combined stockholder meeting, InfuSystem Holdings, Inc. will file a proxy statement with the Securities and Exchange Commission (the “SEC”). STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. InfuSystem and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the combined stockholder meeting. Stockholders may obtain additional information regarding such participants and their interests from the proxy statement, when available, and from InfuSystem’s periodic reports filed with the SEC. The periodic reports and proxy statement and other relevant documents will be available at no charge at the web site of the SEC at www.sec.gov.